SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 20, 2010
Date of report (Date of earliest event reported)

Rotate Black, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-14039	75-3225181
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

932 Spring Street, Suite 201
PETOSKEY, MI 49770
(Address of Principal Executive Offices) (Zip Code)

231/347-0777
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On February 2, 2010, Rotate Black, Inc (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with the Chapter 11 Trustee of Cruise Holding II, LLC to purchase the gaming vessel “The Big Easy” for $3,000,000.  Pursuant to the Purchase Agreement, the Company paid a cash deposit of $125,000 and issued a note in the amount of $125,000.  The Purchase Agreement provided for a closing no later than March 15, 2010, subject to a single extension of 30 days, at the election of the Company upon a payment to the Trustee of an additional cash deposit of $50,000 which was made on March 14, 2010.

On April 20, 2010 the Company entered into an agreement with the Trustee to extend the closing date to on or before June 1, 2010 for an additional cash payment of $275,000.  In consideration of the extension, Rotate Black remitted a total of One Hundred Seventy-Five Thousand Dollars ($175,000) as of April 21, 2010. Additional payments on May 1, 2010 of Fifty Thousand Dollars ($50,000) and May 14, 2010 of Fifty Thousand Dollars ($50,000) are required.  A portion of these payments will be used as a down payment on the vessel and a portion will be used to retire the note.

The Company anticipates the closing to occur on or before May 27, 2010, at such time the company will be obligated to deliver the balance of the purchase price of Two Million Six Hundred Seventy-Five Thousand Dollars ($2,675,000) in immediately available funds.

A copy of the agreement with the Trustee to extend the closing is attached as exhibit 10.1 to this report and the Summary above is qualified by reference to the entire document.

Forward Looking Statement

Certain statements contained in this Current Report on Form 8-K regarding matters that are not historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Because such forward-looking statements include risks and uncertainties, actual results may differ materially from those expressed in or implied by such forward-looking statements, including, but not limited to the Company's ability to close on "The Big Easy" transaction or prior to March 15, 2010.  Such forward-looking statements speak only as of the date of this Current Report on Form 8-K, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

    (d)   Exhibits

Exhibit No.	Description
10.1	Agreement to Extend Deadline to Close Upon Purchase of M/V Big Easy Through and Until June 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Rotate Black, Inc. (Registrant)

Date: April 26, 2010	By:	/s/ JOHN C. PAULSEN
Name: John C. Paulsen
Title: Chief Executive Officer